PROVISIONS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Disclosure of contingent liabilities [abstract]
Disclosure of contingent liabilities [text block]	PROVISIONS
Movements in provisions in 2021 and 2022 are as follow:

	Thousands of U.S. dollars
	12/31/2020	Additions	Payments	Reversal	Transfers	Translation Differences	12/31/2021
Non-current
Provisions for liabilities	18,165	13,519	(9,501)	(3,935)	—	(1,158)	17,090
Provisions for taxes	17,971	8,406	(2,319)	(12,903)	—	(654)	10,501
Provisions for dismantling	8,379	1,878	(59)	(3)	(265)	(857)	9,073
Other provisions	1,102	427	(15)	(642)	—	136	1,008
Total non-current	45,617	24,230	(11,894)	(17,483)	(265)	(2,533)	37,672

Current
Provisions for liabilities	14,710	17,201	(11,483)	(8,437)	(5)	(1,974)	10,012
Provisions for taxes	1,925	173	(1,253)	—	—	(576)	269
Provisions for dismantling	24	184	—	—	265	11	484
Other provisions	5,216	2,345	(1,629)	(77)	5	391	6,251
Total current	21,875	19,903	(14,365)	(8,514)	265	(2,148)	17,016

	Thousands of U.S. dollars
	12/31/2021	Additions	Payments	Reversal	Transfers	Translation Differences	12/31/2022
Non-current
Provisions for liabilities	17,090	18,970	(9,049)	(3,959)	—	1,116	24,168
Provisions for taxes	10,501	16,803	—	(4,966)	—	792	23,130
Provisions for dismantling	9,073	832	—	(14)	(2,337)	356	7,910
Other provisions	1,008	167	—	(337)	—	20	858
Total non-current	37,672	36,772	(9,049)	(9,276)	(2,337)	2,284	56,066

Current
Provisions for liabilities	10,012	2,188	(3,907)	(6,642)	—	(56)	1,595
Provisions for taxes	269	—	(158)	(103)	—	(9)	(1)
Provisions for dismantling	484	3,174	—	(1,541)	2,337	104	4,558
Other provisions	6,251	—	—	(6,232)	—	(19)	—
Total current	17,016	5,362	(4,065)	(14,518)	2,337	20	6,152
“Provision for dismantling” corresponds to the necessary cost of dismantling of the installations held under operating leases to bring them to their original condition. “Provisions for liabilities” mainly relate to provisions for labor, related legal claims underway in Brazil amounting to 13,782 thousand U.S dollars and other labor liabilities. The increase of the year is mainly due to provision corresponding to the amounts compensated (in which the company applied a premise that the benefits related to social security contributions on the discounts of transportation vouchers, meal vouchers and medical expenses were not part of the compensation of the insured employees and, therefore, were not subject to the incidence of contributions. The mentioned approach was questioned by Brazil authorities in 2022. Thus, company defined, at this time, to make the provision of the amounts corresponding to the administrative processes not approved by Brazilian authorities, although it still remains under administrative discussion, resulting in a provision by 13,000 thousand U.S dollars. “Provisions for taxes” mainly relate to probable contingencies in Brazil with respect to social security payments and other taxes, which are subject to interpretations by tax authorities.
Atento Brasil S.A. has made payments in escrow related to legal claims, amounting to 25,149 thousand U.S. dollars and 17,180 thousand U.S. dollars as of December 31, 2021 and 2022, respectively.
As of December 31, 2022, main lawsuits outstanding in the courts in Brazil and in Mexico were as follows:
Brazil
Labor Litigation
As of December 31, 2022, Atento Brasil was involved in 7.554 labor-related disputes (8,411 labor as of December 31, 2021), being 7.408 of labor massive and 84 of outliers and 62 others (8,271 of labor massive and 56 of outliers and 84 others as of December 31, 2021), filed by Atento’s employees or ex-employees for various reasons, such as dismissals or claims over employment conditions in general. The total amount of the main claims classified as possible was $ 28.2 million ($29.1 million on December 31, 2021), of which $ 13.5 million Labor Massive-related, $2.3 million Labor Outliers-related and $12.3 million Special Labor cases related.
Civil Litigation
As of December 31, 2022, Atento Brasil S.A. is party to 9 civil lawsuits ongoing for various reasons (9 on December 31, 2021) which, according to the Company’s external attorneys, materialization of the risk event is possible. The total amount of the claims is $ 2.2 million U.S dollars ($ 3,3 million on December 31, 2021).
Tax and Social Security infraction proceedings
As of December 31, 2022, Atento Brasil is party to 83 disputes ongoing with the tax authorities and social security authorities for various reasons relating to infraction proceedings filed (74 on December 31, 2021) which, according to the Company’s external attorneys, materialization of the risk event is possible. The total amount of these claims is $49.5 million ($32.7 million on December 31, 2021).
Goodwill tax proceedings
In March 2018, Atento Brasil S.A. an indirect subsidiary of Atento S.A. received a tax notice from the Brazilian Federal Revenue Service, related to Corporate Income Tax (IRPJ) and Social Contribution on Net Income (CSLL) for the period from 2013 to 2015. Tax authorities has challenged the disallowance of the expenses related to goodwill tax amortization, the deductibility of certain financing costs originated by the acquisition of Atento Brasil S.A. by Bain Capital in 2012, and the Withholding Income Tax for the period of 2012 related to payments made to certain of our former shareholders.
The amount of the tax assessment from the Brazilian Federal Revenue Service, not including interest and penalties, was 350.5 million Brazilian Reais (approximately 66.9 million U.S. dollars considering the current currency exchange rate) and was assessed by the Company’s outside legal counsel as possible loss to the merit discussion. Since we disagree with the proposed tax assessment, we are defending our position, which we believe is meritorious, through applicable administrative and, if necessary, judicial remedies. On September 26th, 2018 the Federal Tax Office issued a decision accepting the application of the statute of limitation on the withholding tax discussion. We and the Public Attorney appealed to the Administrative Tribunal (CARF). On February 11th, 2020 CARF issued a partially favorable decision to Atento, confirming the application of the statute of limitation on the withholding tax discussion and reducing the penalty imposed. On September 18, 2020 the decision issued by CARF regarding the Withholding Income Tax became final (the Public Attorney filed a Special Appeal challenging the penalty reduction and Atento Brasil filed a Special Appeal challenging the goodwill and the financing costs discussion. Both Appeals were not judged yet). Thus, the tax at stake was reduced from 350.5 million Brazilian Reais to 230.8 million Brazilian Reais (approximately 44.0 million U.S. dollars considering the current currency exchange rate). Based on our interpretation of the relevant law and based on the advice of our legal and tax advisors, we believe the position we have taken is sustainable. Consequently, no provisions are recognized regarding these proceedings.
Afterward the issuance of the tax notice in March 2018, the Brazilian tax administration started a procedure to audit the Corporate Income Tax (IRPJ) and Social Contribution on Net Income (CSLL) of Atento Brasil S.A. for the period from 2016 to 2017. This tax audit was concluded on July 10th, 2020 with the notification of a tax assessment that rejected the deductibility of the above-mentioned financing expenses and the deductibility of the tax amortization of goodwill.
The total tax assessment notified by the Brazilian Federal Revenue Service, not including interest and penalties, was 101.6 million Brazilian Reais (approximately 19.4 million U.S. dollars considering the current currency exchange rate). We disagree with the proposed tax assessment and we are defending our position, which we believe is meritorious, through applicable administrative and, if necessary, judicial remedies.
Mexico
On